INCOME TAXES	12 Months Ended
Dec. 31, 2023
INCOME TAXES [Abstract]
INCOME TAXES
15. INCOME TAXES
TKO Group Holdings, Inc. was incorporated as a Delaware corporation in March 2023. As the sole managing member of TKO OpCo, TKO Group Holdings, Inc. operates and controls all the business and affairs of UFC and WWE. TKO Group Holdings, Inc. is subject to corporate income taxes on its share of taxable income of TKO OpCo. TKO OpCo is treated as a partnership for U.S. federal income tax purposes and is therefore generally not subject to U.S. corporate income tax, other than entity-level income taxes in certain U.S. state and local jurisdictions. TKO OpCo’s foreign subsidiaries are subject to entity-level taxes, and TKO OpCo’s U.S. subsidiaries are subject to foreign withholding taxes on sales in certain foreign jurisdictions which are included as a component of foreign current taxes. For the periods prior to the Endeavor Asset Acquisition, the Businesses did not file separate tax returns as they were included in the Endeavor tax return filings within the respective entities’ jurisdictions. The Businesses primarily comprised of U.S. flowthrough entities not subject to U.S. corporate income taxes and have been reflected as such in these financial statements. Income taxes related to the Businesses reflected in the combined tax provision are attributable to U.S. regarded entities and foreign entities subject to tax in their respective jurisdictions.
As discussed in Note 4,
Acquisition of WWE
, the Transactions are accounted for as a reverse acquisition of WWE using the acquisition method of accounting in accordance with ASC 805. As a result, TKO recorded a fair value step-up
on the acquired WWE net assets in the amount of $3.3 billion and deferred tax liabilities in the amount of $379.5 million, all of which was recorded through goodwill as of the Closing Date.
For the years ended December 31, 2023 and 2022 the effective tax rate was 19.9%, and 4.3%, respectively.
Income before income taxes includes the following components (in thousands):

	Year Ended December 31,
	2023	2022
United States	$124,736	$371,382
Foreign	42,247	(3,297)

Total income before income taxes	$166,983	$368,085

The income tax provision consists of the following (in thousands):

	Year Ended December 31,
	2023	2022
Current:
U.S. federal, state and local	$5,694	$(2,503)
Foreign	28,280	24,730

Total Current	33,974	22,227

Deferred:
U.S. federal, state and local	(7,883)	(1,234)
Foreign	7,105	(5,098)

Total Deferred	(778)	(6,332)

Total provision for income taxes	$33,196	$15,895

The Company’s effective tax rate differs from the U.S. federal statutory rate primarily due to partnership income not subject to income tax and withholding taxes in foreign jurisdictions that are not based on net income. The effective tax rate reconciliation is as follows:

	Year Ended December 31,
	2023	2022
U.S. statutory federal income tax of 21%	$35,066	$77,296
Partnership income not subject to tax	(60,382)	(91,436)
Tax impact of foreign operations	42,898	28,105
UK ORIP Tax	1,215	859
Provision to return	2,145	(983)
Permanent differences	2,029	(4,404)
Nondeductible officers compensation	4,465	—
Equity method investments	(2,686)	(2,391)
Third party ownership reversal	(167)	(1,087)
Opening balance remeasurement	4,270	—
Valuation allowance	(1,180)	(2,141)
Unrecognized tax benefits	3,836	9,576
U.S. state and local taxes	176	788
Other	1,511	1,713

Total provision for income taxes	$33,196	$15,895

Principal components of deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2023	2022
Deferred tax assets:
Compensation and severance	$17,776	$3,219
Net operating loss, capital loss and tax credits carried forward	38,021	9,682
Lease liability	38,233	820
Property, buildings and equipment	—	1,970
Other	10,380	2,034

Total gross deferred tax assets	104,410	17,725
Less: valuation allowance	(16,166)	(536)

Net deferred tax assets	88,244	17,189

Deferred tax liabilities:
Property, buildings, and equipment	(34,701)	—
Loss contracts	(13,547)	(14,613)
Intangible assets	(416,618)	(52,085)
Lease asset	(37,101)	—
Investments	(6,681)	(5,470)
Other liabilities	(2,445)	(1,549)

Net deferred tax liabilities	(511,093)	(73,717)

Total net deferred tax (liabilities) assets	$(422,849)	$(56,528)

As of December 31, 2023 and 2022, the Company had federal net operating loss carryforwards of $
29.6 million, and $25.5 million, respectively, which have an indefinite carryforward period. In addition, as of December 31, 2023, and 2022, the Company had foreign net operating losses of $20.2 million and $19.1 million, respectively, which expire over various time periods ranging from 5 years to no expiration.
ASC 740 requires that a valuation allowance be recorded against deferred tax assets when it is more likely than not that some or all of the Company’s deferred tax asset will not be realized upon available positive and negative evidence. After reviewing all available positive and negative evidence as of December 31, 2023 and 2022, the Company recorded a valuation allowance of $16.2 million and $0.5 million, respectively, against foreign tax credits and certain foreign deferred tax assets. The above tax carryforward amounts may not be indicative of the Businesses’ tax attributes upon separation from Endeavor.
The Company had unrecognized tax benefits of $39.3 million and $34.7 million, respectively, as of December 31, 2023 and 2022. The aggregate changes to the liability for unrecognized tax benefits, excluding interest and penalties, were as follows (in thousands):

	Year Ended December 31,
	2023	2022
Beginning balance	$34,749	$29,656
Acquisitions	2,549	—
Gross increases	9,268	7,939
Gross decreases	(274)	(743)
Lapse of statue of limitations	(7,472)	(1,122)
Translation adjustments	430	(981)

Ending balance	$39,250	$34,749

The Company recognizes interest and penalties related to uncertain tax benefits in its provisions for income taxes. The Company had accrued interest and penalties of $12.9 million and $8.9 million as of December 31, 2023 and 2022, respectively. For the years ended December 31, 2023 and 2022, the Company recognized interest of $3.8 million, and $3.5 million, respectively, through the income tax provision.
As of December 31, 2023, and 2022, approximately $46.9 million and $42.8 million, respectively, would affect the Company’s effective tax rate upon resolution of the uncertain tax positions.
The Company is regularly audited by domestic and foreign taxing authorities. Audits may result in tax assessments in excess of amounts claimed and the payment of additional taxes. The Company believes that its tax return positions comply with applicable tax law and that it has adequately provided for reasonably foreseeable assessments of additional taxes. Additionally, the Company believes that any assessments in excess of the amounts provided for will not have a material adverse impact in the combined financial statements.

The Company is subject to taxation in various state and foreign jurisdictions. As of December 31, 2023, the Company is generally subject to review by U.S. federal taxing authorities for the years 2020 through 2022.
Other Matters
On August 16, 2022, the United States enacted the Inflation Reduction Act of 2022 (“IRA”). The IRA, in addition to other provisions, creates a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for applicable corporations. The CAMT is effective for tax years beginning after December 31, 2022. The IRA did not have a material impact on the Company’s combined financial statements.
In December 2022, the Organization for Economic
Co-operation
and Development (“OECD”) proposed Global Anti-Base Erosion Rules, which provides for changes to numerous long-standing tax principles including the adoption of a global minimum tax rate of 15% for multinational enterprises (“GloBE rules”). Various jurisdictions have adopted or are in the process of enacting legislation to adopt GloBE rules and other countries are expected to adopt GloBE rules in the future. While changes in tax laws in the various countries in which the Company operates can negatively impact the Company’s results of operations and financial position in future periods, the Company does not expect the impact of adoption of GloBE rules, effective January 1, 2024, will be material to the Company’s combined financial position. The Company will continue to monitor legislative and regulatory developments in this area.